UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 12, 2004
                                                 -------------------------------


                           SENESCO TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      001-31326                  84-1368850
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)



303 George Street, Suite 420, New Brunswick, New Jersey              08901
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code       (732) 296-8400
                                                  ------------------------------




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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.


     In connection with the private placement (the "Private Placement") of Senesco Technologies, Inc., a Delaware corporation (the "Company"), which was previously reported on the Company's Current Report on Form 8-K, filed on February 3, 2004, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with an additional institutional investor on February 12, 2004, pursuant to which the Company issued and sold an aggregate of approximately 485,000 units at $2.37 per unit, comprised of one share of newly issued common stock, $0.01 par value per share (the "Common Stock"), and a five-year warrant to purchase 0.35 of a share of Common Stock at an exercise price of $3.79 per share. Thereafter, on February 12, 2004, the Company and such additional investor entered into Amendment No. 1 to the Securities Purchase
Agreement, pursuant to which the Company revised the terms of the Securities Purchase Agreement to issue, in lieu of the warrant to purchase 0.35 of a share of Common Stock, a warrant to purchase 0.50 of a share of Common Stock. In connection therewith, the Company will issue to each prior investor in the Private Placement, who had already been issued a warrant to purchase 0.35 of a share of Common Stock for each share of Common Stock purchased in the Private Placement, an additional warrant to purchase 0.15 of a share of Common Stock for each share of Common Stock previously purchased by such investor.

     On February 12, 2004, the Company and the additional investor also entered into a Registration Rights Agreement (the "Registration Rights Agreement"), as amended by Amendment No. 1 to the Registration Rights Agreement, pursuant to which, among other things, the Company will pay to the investor, in cash, check, or by wire transfer, one and one-half percent (1.5%) of the aggregate purchase price paid by the investor for all shares and warrants sold to each such investor in the event that the Company fails to respond in writing to any comments of the Securities and Exchange Commission regarding the Registration Statement within ten (10) business days following receipt thereof. The Company will also provide this right to each prior investor in the Private Placement.

     The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. In accordance with the terms of the Registration Rights Agreement, the Company has agreed to file a resale registration statement on Form S-3 by March 18, 2004 to register, pursuant to the Securities Act, the shares of Common Stock and shares of Common Stock underlying the warrants acquired by the investors.

     The Securities Purchase Agreement and the Registration Rights Agreement were previously filed as exhibits to the Company's Current Report on Form 8-K, filed on February 3, 2004. A complete copy of each of Amendment No. 1 to the Securities Purchase Agreement, Amendment No. 1 to the Registration Rights Agreement, and the related press release of the Company, are filed herewith as Exhibits 10.3, 10.4 and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of: (i) Amendment No. 1 to the Securities Purchase Agreement; (ii) Amendment No. 1 to the Registration Rights Agreement; and (iii) the press release and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c) Exhibits.

         Exhibit No.           Description of Exhibits
         -----------           -----------------------

            10.1 Form of Securities Purchase Agreement by and between the Company and certain accredited investors (with attached schedule of parties and terms thereto). Incorporated by reference to the Company's Current Report on Form 8-K, filed on February 3, 2004.

            10.2 Form of Registration Rights Agreement by and between the Company and certain accredited investors (with attached schedule of parties and terms thereto). Incorporated by reference to the Company's Current Report on Form 8-K, filed on February 3, 2004.

            10.3 Amendment No. 1 to the Securities Purchase Agreement by and between the Company and Crestview Capital Master, L.L.C.

            10.4 Amendment No. 1 to the Registration Rights Agreement by and between the Company and Crestview Capital Master, L.L.C.

            99.1 Press Release dated February 13, 2004, announcing the additional investment under the Private Placement.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SENESCO TECHNOLOGIES, INC.



                                             By:    /s/ Joel Brooks
                                                --------------------------------
                                                Name:  Joel Brooks
                                                Title:  Chief Financial Officer


February 13, 2004